                                                                      Exhibit 99

 MHR CAPITAL PARTNERS MASTER ACCOUNT LP

 By: MHR Advisors LLC,
 its General Partner

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHR ADVISORS LLC

 By: /s/ Janet Yeung
     -----------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHR INSTITUTIONAL PARTNERS II LP

 By: MHR Institutional Advisors II LLC,
 its General Partner

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHR INSTITUTIONAL PARTNERS IIA LP

 By: MHR Institutional Advisors II LLC,
 its General Partner

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHR INSTITUTIONAL ADVISORS II LLC

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHRC LLC

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHRC II LLC

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHR FUND MANAGEMENT LLC

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019

 MHR HOLDINGS LLC

 By: /s/ Janet Yeung
     ------------------------------------------
     Name:  Janet Yeung
     Title: Authorized Signatory

 Address:   40 West 57th Street,
            24th Floor
            New York, NY 10019